SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



          PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES ACT OF 1934

      Date of Report (Date of earliest event reported): September 9, 1997



                                FAC REALTY, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                                    DELAWARE
                            (STATE OF INCORPORATION)








                1-11998                                56-1819372
         (COMMISSION FILE NUMBER)           (IRS EMPLOYER IDENTIFICATION NO.)





                11000 Regency Parkway                       27511
                      Suite 300                          (ZIP CODE)
                Cary, North Carolina
      (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)




                                (919) 462-8787
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 4: CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.


         (A)      PREVIOUS INDEPENDENT ACCOUNTANTS

                  (i) On September 4, 1997, FAC Realty, Inc. (the "Company") notified Ernst & Young LLP ("E&Y") of its decision to replace E&Y as its independent accountants. The action was approved by the Company's Board of Directors. The Company replaced E&Y after reviewing proposals from major accounting firms, including E&Y.

                  (ii) E&Y's reports on the Company's financial statements for the 1995 and 1996 fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

                 (iii) During the 1995 and 1996 fiscal years and the subsequent interim period from January 1, 1997 to September 4, 1997, (A) there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused E&Y to make a reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years, and (B) there were no reportable events as described in Item 304 of Regulation S-K.

                  (iv) The Company provided E&Y with a copy of this report no later than the date this report was filed with the Securities and Exchange Commission and has requested that E&Y furnish it with the letter described in Item 304(a)(3) of Regulation S-K. A copy of the letter from E&Y to the Securities and Exchange Commission described in Item 304(a)(3) of Regulation S-K is filed as Exhibit 16.1 hereto.

         (B)      NEW INDEPENDENT ACCOUNTANTS

                   (i) The Company has engaged Arthur Andersen LLP ("Arthur Andersen") as the Company's principal accountants to audit the Company's financial statements as of and for the year ending December 31, 1997. The action was approved by the Company's Board of Directors. Neither the Company nor anyone on its behalf has consulted with Arthur Andersen regarding (A) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, or (B) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS.

         (C)      EXHIBITS

                  16.1 Letter from Ernst & Young LLP to the Securities and Exchange Commission dated September 9, 1997.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                    FAC REALTY, INC.



                                                    /s/ Patrick M. Miniutti
                                                    Patrick M. Miniutti
                                                    Executive Vice President and
                                                    Chief Financial Officer



Date:    September 9, 1997